U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2005

COFFEE PACIFICA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-10170-2	46-0466417
(State or other jurisdiction of incorporation or organization)	Commission File No	(IRS Employer Identification Number)

Suite 1210 1200 West 73rd Avenue, Vancouver, B.C., Canada	V6P 6G5
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 264 8012

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Pursuant to the definitive Purchase and Sale agreement (the "Agreement") dated October 10, 2005 Coffee Pacifica acquired one hundred (100) percent of the issued and outstanding shares of Uncommon Grounds Inc. for a cash payment of $430,000. The shares were acquired from two shareholders Orrel J. Lanter and Berry Berkowitz.

The Agreement contains customary representations and warranties from Orrel J Lanter and Berry Berkowitz and Uncommon Grounds Inc including representations and warranties about Uncommon Grounds Inc. business, assets, operations, and liabilities.

There are no material relationships by and among the parties to the Agreement.

Uncommon Grounds, Inc. is a private coffee roasting company based in Berkeley, California. It has been in the coffee roasting and wholesale business since 1984.

The summary of the Agreement entered into in connection with the acquisition of the Uncommon Grounds Inc. set forth in this report on From 8-K is qualified in its entirety by reference to the Agreement that is attached as an exhibit to this From 8-K

Section 2- Financial Information

2.01 Completion of Acquisition or Disposition of Assets

On October 12, 2005, in accordance with the terms of the Purchase and Sale agreement (the "Agreement") dated October 10, 2005 and discussed in Item 1.01 above, Coffee Pacifica, Inc. acquired from the two shareholders; Orrel J. Lanter and Berry Berkowitz one hundred percent of the issued and outstanding shares of Uncommon Grounds Inc. for a cash consideration of $430,000. The acquisition results in Uncommon Grounds Inc. becoming a wholly owned subsidiary of Coffee Pacifica Inc.

The terms of the Agreement are summarized in Item 1.01 above. The Agreement is attached as an exhibit to this Form 8-K and can be referenced in its entirety.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Audited financial statement of Uncommon Grounds Inc as of June 30, 2005.

(b) Pro Forma Financial Information

Proforma Consolidate financial statement of Coffee Pacifica Inc. as of June 30, 2005.

(c) Exhibits

10.1 Purchase and Sale agreement by and among Coffee Pacific Inc and Orrel J. Lanter and Barry Berkowitz dated Ocotber 10, 2005.

10.2 News Release dated October 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

COFFEE PACIFICA, INC.

Date: October 17, 2005                                                             "Shailen Singh"

                                                                                                Shailen Singh, President & CEO